Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(18 U.S.C. § 1350)

In connection with the annual report of SouthWest Water Company (the “Company”) on Form 10-K for the period ended December 31, 2009 (the “Report”), I, Ben Smith, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.                                     to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2010	/s/ BEN SMITH
Ben Smith
Chief Financial Officer
(Principal Financial Officer)